UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

FIRST NILES FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-24849 (Commission File Number)	34-1870418 (IRS Employer Identification No.)
55 North Main Street, Niles, Ohio (Address of principal executive offices)	44446 (Zip Code)

Registrant's telephone number, including area code (330) 652-2539

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountants

            The Board of Directors of First Niles Financial, Inc. (the "Company"), including the members of the Audit Committee, were informed on February 7, 2005 that Anness, Gerlach & Williams ("AGW"), the Company's current independent public accountants, have declined to stand for re-election due to the Company being the only publicly traded company it represents and the high training cost required to properly comply with the requirements of the Sarbanes Oxley Act of 2002 and the Public Company Accounting Oversight Board. AGW will complete its audit and other related work for the year ended December 31, 2004 and, if needed, for the first quarter of 2005. The Company will obtain proposals for the audit of 2005 financial statements and related reporting services.

            During the Company's two most recent fiscal years and the subsequent interim period through the date of AGW's resignation on February 7, 2005, there were no disagreements between the Company and AGW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to AGW's satisfaction, would have caused AGW to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years and through February 7, 2005, AGW did not advise the Company of any events described in Item 304(a)(1)(B) of Regulation S-B.

            The audit reports of AGW on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            The Company requested that AGW furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in this Form 8-K, and if not, stating the respects in which they do not agree. A copy of this letter, dated February 9, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

            (c) Exhibits

Exhibit Number	Description
16	Letter re change in certifying accountants: Letter of Anness, Gerlach & Williams dated February 9, 2005.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST NILES FINANCIAL, INC.

Date: February 9, 2005	By: /s/ Lawrence Safarek Lawrence Safarek Vice President and Treasurer

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EXHIBIT INDEX
Exhibit Number	Description
16	Letter re change in certifying accountants: Letter of Anness, Gerlach & Williams dated February 9, 2005.